Exhibit 99.1

Ondas Holdings’ Airobotics Optimus 1-EX Drone Receives Historic U.S. FAA Type Certification, Paving Way for
Security and Data Capture Innovation

Optimus-1EX Uncrewed Aircraft is the first non-air carrier drone designed for autonomous security and data capture that has been granted Type Certification by the Federal Aviation Administration (FAA)

Type Certification, recognized as the highest echelon of Airworthiness Certification, will streamline approval of drone fleet deployments across American cities and urban zones for critical functions such as Public Safety and other vital services

The FAA’s Associate Administrator for Aviation Safety is expected to announce the Type Certificate approval during a keynote today at the Commercial UAV Expo held in Las Vegas

Waltham, MA / September 6, 2023 / Ondas Holdings Inc. (NASDAQ: ONDS) (“Ondas” or the “Company”), a leading provider of private industrial wireless networks, commercial drones and automated data solutions, announced today that the U.S. Federal Aviation Administration (FAA) has granted the Optimus-1EX system a Type Certificate that will streamline operational approvals for broad flight operations over people and infrastructure. The certification verifies the compliance of the system’s design with the required FAA airworthiness and noise standards, ensuring safe operation within the National Airspace System (NAS) thereby significantly broadening the range of operational scenarios and scaling up of operations for automated Uncrewed Aircraft (UAs). David Boulter, the FAA’s Associate Administrator for Aviation Safety, is expected to announce the Type Certificate award during the keynote session Wednesday morning at the Commercial UAV Expo being held in Las Vegas.

The first-of-its-kind certification for a non-air carrier UA was achieved after four years of intensive engineering and operational review processes conducted by the FAA. The Optimus System is already operating regularly in urban environments in the United Arab Emirates (UAE). Ondas plans to leverage their experience in the UAE, and their newly type-certificated vehicle, to conduct similar operations in urban environments across the U.S., aligning with the Company’s vision of deploying fleets of Optimus Systems as a permanent drone infrastructure. This infrastructure aims to provide Smart City solutions, enhance public safety, enable Drone as a First Responder (DFR) capabilities, and offer various commercial and industrial aerial data services.

“We are thrilled to announce that our Optimus System has met all of the specific airworthiness and noise standards set by the FAA,” said Eric Brock, Chairman and CEO of Ondas. “Now available in the United States through American Robotics, we extend a warm welcome to visionary municipalities and public safety departments, as well as commercial and industrial entities eager to harness this certified technology for taking drone aerial security and data to the next level of automation for digital transformation within a wide variety of environments. We invite you to join us in embracing a new era of autonomous drone operations.”

Type Certificates hold significant importance and value in the aviation industry. The certification process is designed to ensure that aircraft and components meet specific airworthiness standards set by the regulatory authority. The FAA initially began working with leading commercial drone manufacturers, including Airobotics, on the type certification process in 2019. Airobotics, focused on data capturing in urban environments, stands as the first non-air carrier vehicle to achieve it among numerous companies pursuing UAS type certification with the FAA. The Optimus System ranks among the most mature automated drone platforms in the market in terms of proven reliability, safety, and value. Ondas believes the Type Certificate presents a game-changing solution for local governments and commercial entities seeking to streamline aerial data capture using a safe and certified airworthy UAS.

“Obtaining a Type Certificate brings major benefits for Airobotics as a drone manufacturer,” said Meir Kliner, Airobotics’ CEO. “The current drone operations under Part 107 waivers allow certain deviations from applicable regulations for specific drone operations. However, UAs without an airworthiness certificate face great obstacles in obtaining waivers to operate over people. This market advantage instills confidence in potential customers and regulatory agencies regarding Optimus’ safety and compliance. Type certified Optimus-1EX drones will soon be operated in a broader range of scenarios, including safely over human beings. We believe the market potential for Urban Drone Infrastructure, featuring Smart City and DFR use cases, is immense, and we are enthusiastic about driving the adoption of our platform solutions across the U.S.”

“The FAA evaluated the Optimus System through comprehensive flight testing, conformity inspections, design reviews, and the submission of detailed documentation and manuals,” said Niv Russo, Airobotics’ VP of Aviation & Regulation. “We have completed this pioneering process, which was previously unavailable for uncrewed aircraft, in collaboration with a dedicated FAA team. I wish to extend our appreciation and gratitude to the skilled FAA professionals whose contributions have significantly enriched our journey of growth and learning.”

Already deployed in the UAE and Israel, the Optimus System relies on fleets of automated drones that operate without on-the-ground human intervention. These drones function as a task force, simultaneously collecting and providing critical information for various customer requirements. Each Optimus System, networked as fleet infrastructure, includes a smart airbase enabling automated battery changes for 24/7 operations. It also facilitates automated loading and installation of sensors suited for each specified mission. Optimus drones cover a perimeter of up to 30 square miles surrounding an airbase. Drone flights can be tasked with specific sensors, enabling diverse tasks within the fleet. Complex, longer-term operations can be activated, overseen by remote operators in a command-and-control center.

About Ondas Holdings Inc

Ondas Holdings Inc. (“Ondas”) is a leading provider of private wireless data solutions via Ondas Networks Inc. (“Ondas Networks”) and commercial drone solutions through American Robotics, Inc. (“American Robotics” or “AR”) and Airobotics LTD (“Airobotics”), which we operate as a separate business unit called Ondas Autonomous Systems.

Ondas Networks is a developer of proprietary, software-based wireless broadband technology for large established and emerging commercial and government markets. Ondas Networks’ standards-based (802.16s), multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications.

Our Ondas Autonomous Systems business unit designs, develops, and markets commercial drone solutions via the Optimus System™, and the Iron Drone Raider™ (the “Autonomous Drone Platforms”). The Autonomous Drone Platforms are highly automated, AI-powered drone systems capable of continuous, remote operation and are marketed as “drone-in-a-box” turnkey data solution services. They are deployed for critical industrial and government applications where data and information collection and processing are required. The Autonomous Drone Platforms are typically provided to customers under a Robot-as-a-Service (RAAS) business model. American Robotics and Airobotics have industry leading regulatory successes which include having the first drone system approved by the FAA for automated operation beyond-visual-line-of-sight (BVLOS) without a human operator on-site.

Ondas Networks, American Robotics and Airobotics together provide users in oil & gas, rail, mining, agriculture, public safety and other critical infrastructure and government markets with improved connectivity and data collection and information processing capabilities.

For additional information on Ondas Holdings, visit www.ondas.com or follow Ondas Holdings on Twitter and LinkedIn. For additional information on Ondas Networks, visit www.ondasnetworks.com or follow Ondas Networks on Twitter and LinkedIn. For additional information on American Robotics, visit www.american-robotics.com or follow American Robotics on Twitter and LinkedIn. For additional information on Airobotics, visit www.airoboticsdrones.com or follow Airobotics on Twitter and LinkedIn.

Information on our websites and social media platforms is not incorporated by reference in this release or in any of our filings with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Holdings Inc.

888.350.9994 x1019

ir@ondas.com

Media Contact for Ondas

Preston Grimes

Marketing Manager, Ondas Holdings Inc.

preston.grimes@ondas.com

4